Exhibit 10.7
MODIFICATION AGREEMENT
(Mt. Snow Development Loan)
     This MODIFICATION AGREEMENT (the “Agreement”) is made and entered into as of the 1st day of April, 2010 (the “Effective Date”), by and between PEAK RESORTS, INC., a Missouri corporation (“Peak”), MOUNT SNOW, LTD., a Vermont corporation (“Mount Snow”, and together with Peak, collectively, the “Borrower”) and EPT MOUNT SNOW, INC., a Delaware corporation (“Lender”).
RECITALS
     A. The Lender has previously extended a loan to the Borrower in the amount of Twenty-Five Million Dollars ($25,000,000.00) (“the Loan”).
     B. The Loan is evidenced by a Promissory Note (Mount Snow Development Land Loan) from Borrower dated April 4, 2007 in favor of Lender in the original principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the “Original Note”).
     C. As of the Effective Date, accrued and unpaid interest on the Loan owed to Lender is $8,695,400.00 (the “Unpaid Accrued Interest”).
     D. Borrower has requested, and Lender has agreed, subject to the terms and conditions in this Agreement, to extend the Maturity Date, and to increase the Original Note amount by Sixteen Million Dollars ($16,000,000.00) (the “Additional Loan Proceeds”). The Additional Loan Proceeds shall include all Unpaid Accrued Interest.
     E. Borrower and Lender are parties to that certain Post-Closing Agreement dated April 4, 2007 (the “Post-Closing Agreement”).
     NOW THEREFORE, the Lender and the Borrower, for good, sufficient and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:
     1. Recitals. The foregoing recitals are hereby incorporated by reference. Capitalized terms used but not otherwise defined herein shall have the meaning given in the Original Note.
     2. Increase In Note Amount. All references to “Twenty-Five Million Dollars ($25,000,000.00)” are hereby deleted and replaced with “Forty-One Million Dollars ($41,000,000.00)”.
     3. Maturity Date; Principal & Interest Payments. Section 1 of the Original Note is hereby deleted as of the Effective Date and replaced with the following: Prior to maturity, accrued and unpaid interest shall be due and payable in arrears on the 1st day of each month commencing on May 1, 2010. The entire principal balance of this Note then unpaid, together with all accrued and unpaid interest and all other amounts payable hereunder and under this Note, shall be due and payable in full on April 1, 2012 (the “Maturity Date”), the final maturity of this Note. Lender may, in its sole discretion, elect to extend the Maturity Date for a period of one (1) year following written request by Borrower. Debt service payable in connection with the Loan shall be governed by that certain Consolidated, Amended and Restated Debt Service Reserve and Security Agreement of even date herewith, of which both Borrower and Lender are parties thereto.
     4. Borrowing of Additional Loan Proceeds. Borrower may request and Lender may agree to lend (within Lender’s sole discretion) the Additional Loan Proceeds requested by Borrower from time to time upon fifteen (15) days advance written notice to the Lender which amounts, when added to all amounts previously borrowed under the Original Note (including all accrued interest), shall not exceed Forty-One Million Dollars ($41,000,000.00) (an “Additional Loan Advance”). The Borrower may make its written requests for an advance of Additional Loan Proceeds (an “Advance”) to Lender from time to time and at any time on or before the Maturity Date, and in response Lender may, in its sole and absolute discretion, make future Additional Loan Advances of the Additional Loan Proceeds to the Borrower within fifteen (15) days of each such request. The Additional Loan Proceeds are to be used exclusively for purposes approved by Lender in its sole discretion and on terms and conditions acceptable to Lender in its sole and absolute discretion.
     5. Loan Agreement Advances. Borrower and Lender agree that following Borrowers obtaining financing from the Vermont Economic Development Authority for the construction of snow making equipment, retention ponds, snow making equipment, and chair lifts, the Lender shall have no liability to make any advances pursuant to that certain Loan Agreement dated April 4, 2007 by and between Lender and Borrower, as modified by First Modification Agreement dated June 30, 2009.
     6. Modification to the Post-Closing Agreement. Schedule A to the Post-Closing Agreement is hereby deleted and replaced with Schedule A attached hereto.
     7. Modification of Other Loan Documents. Each of the other Loan Documents is hereby modified such that references to the Original Note shall mean henceforth refer to the Original Note as modified by this Agreement, together with any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof
     8. No Other Modifications. Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, and Borrower confirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Loan Documents, as modified herein.
     9. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Agreement that (i) Borrower shall have delivered evidence of its authority to enter into this Agreement as well as the capacity of the individuals executing this Agreement on its behalf; (ii) no event of default shall exist under the Note, the Mortgage or any other Loan Document; and (iii) Borrower shall have delivered such other items to the Lender as it may reasonably request.
     10. Representations and Warranties. The Borrower hereby represents and warrants that (i) it has the authority to enter into this Agreement and, upon execution by the Borrower, this

Agreement shall be an enforceable obligation of the Borrower, (ii) there have been no amendments or modifications to the Borrower’s organizational documents since such documents were certified and/or delivered to the Lender in connection with the closing of the Loan and (iii) to Borrower’s knowledge, no default or Event of Default currently exists under the Loan Documents.
     11. No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the liens and encumbrances of the Mortgage, or the terms and conditions of or any rights, powers, or remedies under the Loan Documents, except as expressly set forth herein.
     12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.
     13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     14. Waiver of Claims and Defenses. The Borrower acknowledges, as of the execution date of this Agreement, its obligation for full payment of the amount outstanding under the Note hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, existing as of the execution date, which may diminish its obligation of repayment under the Note or which in any manner arise out of or relate to any Loan Document.
     15. Counterparts. This Agreement may be executed in separate counterparts and all such counterparts when combined shall constitute one agreement.
     16. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU, BORROWER, AND US, LENDER, FROM MISUNDERSTANDING OR DISAPPOINTED, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS AND CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
[Signatures appear on next page]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

“LENDER” EPT MOUNT SNOW, INC., a Delaware corporation
By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

“BORROWER” PEAK RESORTS, INC., a Missouri corporation
By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice-President

MOUNT SNOW, LTD., a Vermont corporation
By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice-President

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